                            UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF CALIFORNIA



IN RE:  TAL WIRELESS NETWORKS, INC.               CASE NO: 97-58435 MM

                                                  CHAPTER 11
                                                  MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)

                             SUMMARY OF FINANCIAL STATUS

MONTH ENDED    January, 1998
            -------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                   END OF         END OF         AS OF
                                                                                   CURRENT         PRIOR       PETITION
                                                                                    MONTH          MONTH        FILING
                                                                                    -----          -----        ------
2.   ASSET/LIABILITY SUMMARY

      Current Assets (Market Value)                                               $116,651       $129,325      $245,867
                                                                              ------------   ------------  -------------
      Total Assets (Market Value)                                               $5,536,769     $5,549,443    $5,665,985
                                                                              ------------   ------------  -------------
      Current Liabilities                                                          $24,029        $11,217            $0
                                                                              ------------   ------------  -------------
      Total Liabilities                                                         $5,491,064     $5,478,252    $5,467,035
                                                                              ------------   ------------  -------------

                                                                                                             PETITION
                                                                                 CURRENT         PRIOR        DATE TO
                                                                                  MONTH          MONTH       MONTH END
                                                                                  -----          -----       ---------
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
      a.  Total Receipts                                                                $0         $4,000       $11,033
                                                                              ------------   ------------  -------------
      b.  Total Disbursements                                                       $5,775             $0        $8,089
                                                                              ------------   ------------  -------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)               ($5,775)        $4,000        $2,944
                                                                              ------------   ------------  -------------
                                                                                                           -------------
      d.  Cash Balance Beginning of Month                                          $25,200        $21,200
                                                                              ------------   ------------
      e.  Cash Balance End of Month (c + d)                                        $19,425        $25,200
                                                                              ------------   ------------
                                                                              ------------   ------------

                                                                               RECEIVABLES                   LIABILITIES
                                                                               -----------                   -----------
4.   POST-PETITION LIABILITIES & RECEIVABLES

      Balance at End of Previous Month                                             $75,156                           $0
                                                                               -----------                   -----------
      Balance at End of Current Month                                              $75,156                      $24,029
                                                                               -----------                   -----------

5.   PAST DUE POST-PETITION LIABILITIES

      Balance at End of Previous Month (over 30 days)                                   $0
                                                                               -----------
      Balance at End of Current Month (over 30 days)                                    $0
                                                                               -----------

                                                                                                 YES            NO
                                                                                                 ---            --
6.   Are all federal, state, and local taxes current? (if no, attach schedule
     of unpaid items)                                                                        X
                                                                                             ------------   ------------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)                                X
                                                                                             ------------   ------------
8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)                                                                            X
                                                                                             ------------   ------------
9.   Have any payments been made to professionals?  (if yes, attach listing
     including date of payment, amount of payment and name of payee)                         X
                                                                                             ------------   ------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the
     court?                                                                                                 X
                                                                                             ------------   ------------
11.  Is the estate insured for replacement cost of assets and for general liability?                        X
                                                                                             ------------   ------------
12.  Are U.S. Trustee quarterly fees current?                                                X
                                                                                             ------------   ------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:     February 18, 1998             Richard J Redett
               -----------------             -----------------------------------
                                                    Responsible Individual

Effective 1/1/95

                                    BALANCE SHEET
                               (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED        January
                                                  ------------

                                       ($    )
                                         ----
     ASSETS

                                                                         FROM SCHEDULES  MARKET VALUE
                                                                         --------------  ------------
          CURRENT ASSETS
 1             Cash and cash equivalents - unrestricted                                     $19,425
                                                                                         -----------
 2             Cash and cash equivalents - restricted                                            $0
                                                                                         -----------
 3             Accounts receivable (net)                                        A           $75,156
                                                                                         -----------
 4             Inventory                                                        B                $0
                                                                                         -----------
 5             Prepaid expenses                                                             $22,070
                                                                                         -----------
 6             Other:__________________________________
                                                                                         -----------
 7             ________________________________________
                                                                                         -----------
 8                TOTAL CURRENT ASSETS                                                     $116,651
                                                                                         -----------
          PROPERTY AND EQUIPMENT (MARKET VALUE)
 9             Real property                                                    C                $0
                                                                                         -----------
10             Machinery and equipment                                          D                $0
                                                                                         -----------
11             Furniture and fixtures                                           D            $7,500
                                                                                         -----------
12             Office equipment                                                 D                $0
                                                                                         -----------
13             Leasehold improvements                                           D                $0
                                                                                         -----------
14             Vehicles                                                         D                $0
                                                                                         -----------
15             Other:__________________________________                         D
                                                                                         -----------
16             ________________________________________                         D
                                                                                         -----------
17             ________________________________________                         D
                                                                                         -----------
18             ________________________________________                         D
                                                                                         -----------
19             ________________________________________                         D
                                                                                         -----------
20                TOTAL PROPERTY AND EQUIPMENT                                               $7,500
                                                                                         -----------

          OTHER ASSETS
21             Notes receivable-net of allowances                                        $5,000,000
                                                                                         -----------
22             Investment-NST                                                              $300,000
                                                                                         -----------
23             Investment-subs                                                             $112,618
                                                                                         -----------
24             Accounts receivable-intercompany net of allowances                                $0
                                                                                         -----------
25                TOTAL OTHER ASSETS                                                     $5,412,618
                                                                                         -----------
26                TOTAL ASSETS                                                           $5,536,769
                                                                                         -----------
                                                                                         -----------

     NOTE:
               Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. Estimated based on experience ______________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________
               _________________________________________________________________

Effective 1/1/95

                                LIABILITIES AND EQUITY
                               (GENERAL BUSINESS CASE)

                                       ($    )
                                         ----


     LIABILITIES                                                         FROM SCHEDULES
        POST-PETITION                                                    --------------
          CURRENT LIABILITIES
27             Salaries and wages
                                                                                         -----------
28             Payroll taxes
                                                                                         -----------
29             Real and personal property taxes
                                                                                         -----------
30             Income taxes
                                                                                         -----------
31             Notes payable (short term)
                                                                                         -----------
32             Accounts payable (trade)                                         A            $1,993
                                                                                         -----------
33             Real property lease arrearage
                                                                                         -----------
34             Personal property lease arrearage
                                                                                         -----------
35             Accrued professional fees                                                    $22,036
                                                                                         -----------
36             Current portion of long-term debt (due within 12 months)
                                                                                         -----------
37             Other:     _____________________________________________
                                                                                         -----------
38             ________________________________________________________
                                                                                         -----------
39             ________________________________________________________
                                                                                         -----------

40             TOTAL CURRENT LIABILITIES                                                    $24,029
                                                                                         -----------

41      LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                         -----------

42             TOTAL POST-PETITION LIABILITIES                                              $24,029
                                                                                         -----------

     PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43             Secured claims                                                   E          $100,000
                                                                                         -----------
44             Priority unsecured claims                                        E          $101,776
                                                                                         -----------
45             General unsecured claims                                         E        $5,265,259
                                                                                         -----------

46             TOTAL PRE-PETITION LIABILITIES                                            $5,467,035
                                                                                         -----------

47             TOTAL LIABILITIES                                                         $5,491,064
                                                                                         -----------

     EQUITY (DEFICIT)

48               Preferred Stock                                                            $80,000
                                                                                         -----------
49               Common Stock                                                               $28,846
                                                                                         -----------
50               Additional Paid-In Capital                                             $18,461,441
                                                                                         -----------
51               Accumulated Deficit                                                   ($18,489,839)
                                                                                         -----------
52        Market value adjustment                                                          ($34,743)
                                                                                         -----------
53             TOTAL EQUITY (DEFICIT)                                                       $45,705
                                                                                         -----------


54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                    $5,536,769
                                                                                         -----------
                                                                                         -----------

Effective 1/1/95

                                      SCHEDULES
                               (GENERAL BUSINESS CASE)
                                       ($    )
                                         ----

                                      SCHEDULE A
                           ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                                       PAST
                                      ACCOUNTS    ACCOUNTS PAYABLE   DUE POST
                                     RECEIVABLE    [POST PETITION] PETITION DEBT
                                     ----------   ---------------- -------------
Receivables and Payables Ageings
   0 -30 Days                                              $1,993
                                     ----------   ---------------
   31-60 Days
                                     ----------   ---------------

   61-90 Days                                                                $0
                                     ----------   ---------------  ------------

   91+ Days                           $75,156
                                     ----------   ---------------

   Total accounts receivable/payable  $75,156              $1,993
                                     ----------   ---------------
                                                  ---------------
   Allowance for doubtful accounts
                                     ----------
   Accounts receivable (net)          $75,156
                                     ----------
                                     ----------

                                      SCHEDULE B
                             INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                COST OF GOODS SOLD
----------------------------------                ------------------

                            INVENTORY(IES)        Inventory Beginning of Month
                              BALANCE AT                                             ---------------
                            END OF MONTH
                            ------------
                                                  Add -
Retail/Restaurants -                                   Net purchases
   Product for resale                                                                ---------------
                            ------------               Direct labor
Distribution -                                                                       ---------------
   Product for resale                                  Manufacturing overhead
                            ------------                                             ---------------
Manufacturer -                                         Freight in
   Raw materials                                                                     ---------------
                            ------------               Other:
   Work-in-progress
                            ------------               ______________________        ---------------
   Finished goods                                      ______________________        ---------------
                            ------------
                                                  Less -
Other -                                                Inventory End of Month
   Explain________________                                                           ---------------
   _______________________                             Shrinkage
                                                                                     ---------------
      TOTAL                           $0               Personal Use
                         ---------------                                             ---------------
                         ---------------          Cost of Goods Sold                             $0
                                                                                     ---------------
                                                                                     ---------------



METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
---------------------------                                 ---------------------------
Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory valuation used.
                    Yes       No  X
                        ---      ---

How often do you take a complete physical inventory?        Valuation methods -
                                                                 FIFO cost
                                                                                          ---------------
   Weekly                                                        LIFO cost
                        ---                                                               ---------------
   Monthly                                                       Lower of cost or
                        ---                                         market                X
   Quarterly                                                                              ---------------
                        ---                                      Retail method
   Semi-annually                                                                          ---------------
                        ---
   Annually              X                                       Other -
                        ---                                                               ---------------
                                                                    Explain
Date of last physical inventory was      Unknown
                                         ----------                 __________________________________________
                                                                    __________________________________________
Date of next physical inventory is       N/A
                                         ----------

Effective 1/1/95

                                              SCHEDULE C
                                             REAL PROPERTY

      DESCRIPTION                                                         COST          MARKET VALUE
      -----------                                                         ----          ------------

      NONE
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                     $0                 $0
                                                                      --------------  -----------------
                                                                      --------------  -----------------

                                              SCHEDULE D
                                       OTHER DEPRECIABLE ASSETS

      DESCRIPTION                                                         COST          MARKET VALUE
      -----------                                                         ----          ------------
      MACHINERY & EQUIPMENT -

      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                     $0                 $0
                                                                      --------------  -----------------
                                                                      --------------  -----------------

      FURNITURE & FIXTURES -

      _______________________________________________                        $49,683             $7,500
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                $49,683             $7,500
                                                                      --------------  -----------------
                                                                      --------------  -----------------

      OFFICE EQUIPMENT -
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                     $0                 $0
                                                                      --------------  -----------------
                                                                      --------------  -----------------

      LEASEHOLD IMPROVEMENTS -
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                     $0                 $0
                                                                      --------------  -----------------
                                                                      --------------  -----------------

      VEHICLES -
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
      _______________________________________________
                                                                      --------------  -----------------
        TOTAL                                                                     $0                 $0
                                                                      --------------  -----------------
                                                                      --------------  -----------------

                                              SCHEDULE E
                                       PRE-PETITION LIABILITIES
                                                                        CLAIMED            ALLOWED
     LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                         AMOUNT          AMOUNT  (b)
     -------------------------------------------                         ------          -----------
        Secured claims  (a)                                                 $100,000
                                                                      --------------  -----------------
        Priority claims other than taxes
                                                                      --------------  -----------------
        Priority tax claims                                                 $101,776
                                                                      --------------  -----------------
        General unsecured claims                                          $5,265,259
                                                                      --------------  -----------------

        (a)    List total amount of claims even if under secured.

        (b)    Estimated amount of claim to be allowed after compromise or litigation.  As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.  You believe that you can settle the case for a claim of
               $3,000,000.  For Schedule E reporting purposes you should list $10,000,000 as the Claimed
               Amount and $3,000,000 as the Allowed Amount.

                                              SCHEDULE F
                                      RENTAL INCOME INFORMATION
                              Not Applicable to General Business Cases.

Effective 1/1/95

                                                                STATEMENT OF OPERATIONS
                                                                (General Business Case)
                                                                For the Month Ended   January
                                                                       $______________

                 CURRENT MONTH                                                                          CUMULATIVE      NEXT MONTH
    ACTUAL        FORECAST       VARIANCE                                                             (CASE TO DATE)     FORECAST
    ------        --------       --------                                                             -------------      --------
                                                  Revenues
                                         $0     1   Gross Sales                                               $4,000
-------------   ------------   ------------                                                           --------------   -------------
                                         $0     2   less: Sales Returns & Allowances
-------------   ------------   ------------                                                           --------------   -------------
           $0             $0             $0     3   Net Sales                                                 $4,000              $0
-------------   ------------   ------------                                                           --------------   -------------
                                         $0     4   less: Cost of Goods Sold (Schedule 'B')                  $68,271
-------------   ------------   ------------                                                           --------------   -------------
           $0             $0             $0     5   Gross Profit                                            ($64,271)             $0
-------------   ------------   ------------                                                           --------------   -------------
                                         $0     6   Interest
-------------   ------------   ------------                                                           --------------   -------------
                                                7   Other Income:
-------------   ------------   ------------                                                           --------------   -------------
                                         $0     8
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0     9
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------

           $0             $0             $0    10     TOTAL REVENUES                                        ($64,271)             $0
-------------   ------------   ------------                                                           --------------   -------------

                                                  EXPENSES
                                         $0    11   Compensation to Owner(s)/Officer(s)
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    12   Salaries/Commissions
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    13   Management Fees
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    14   Depreciation
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    15   Taxes:
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    16     Employer Payroll Taxes
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    17     Real Property Taxes
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    18     Other Taxes
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    19   Other Selling
-------------   ------------   ------------                                                           --------------   -------------
         $304                         ($304)   20   Other Administrative                                        $322
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    21   Interest
-------------   ------------   ------------                                                           --------------   -------------
                                               22   Other Expenses:
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    23   Storage Rental                                              $786
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    24   Accounting                                                $1,510
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
         $625                         ($625)   25   Press Release                                               $625
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
       $1,589                       ($1,589)   26   Telecommunications                                        $1,589
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    27
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    28
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    29
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    30
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------

       $2,518             $0        ($2,518)   31     TOTAL EXPENSES                                          $4,832              $0
-------------   ------------   ------------                                                           --------------   -------------
      ($2,518)            $0        ($2,518)   32 SUBTOTAL                                                  ($69,103)             $0
-------------   ------------   ------------                                                           --------------   -------------

                                                  REORGANIZATION ITEMS
      $22,718                      ($22,718)   33   Professional Fees                                        $82,054
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    34   Provisions for Rejected Executory Contracts
-------------   ------------   ------------                                                           --------------   -------------
                                                    Interest Earned on Accumulated Cash
                                         $0    35     Resulting from Chp 11 Case
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    36   Gain or (Loss) from Sale of Equipment
-------------   ------------   ------------                                                           --------------   -------------
         $250                         ($250)   37   US Trustee Fees                                             $250
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------
                                         $0    38
-------------   ------------   ------------         ----------------------------------------------    --------------   -------------

      $22,968             $0       ($22,968)   39     TOTAL REORGANIZATION ITEMS                             $82,304              $0
-------------   ------------   ------------                                                           --------------   -------------
     ($25,486)            $0       ($25,486)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES           ($151,407)             $0
-------------   ------------   ------------                                                           --------------   -------------
                                         $0    41   Federal & State Income Taxes
-------------   ------------   ------------                                                           --------------   -------------

     ($25,486)            $0       ($25,486)   42 NET PROFIT (LOSS)                                        ($151,407)             $0
-------------   ------------   ------------                                                           --------------   -------------
-------------   ------------   ------------                                                           --------------   -------------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Effective 1/1/95

                          SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                  (GENERAL BUSINESS CASE)

                                FOR THE MONTH ENDED    JANUARY
                                                    --------------

CASH BALANCE BEGINNING OF MONTH                                                         $25,200
                                                                                ---------------

CASH RECEIPTS  (1)                                                                           $0
                                                                                ---------------

CASH DISBURSEMENTS  (1)                                                                  $5,775
                                                                                ---------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                      ($5,775)
                                                                                ---------------

CASH BALANCE END OF MONTH                                                               $19,425
                                                                                ---------------
                                                                                ---------------


RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                      ACCOUNT 1        ACCOUNT 2          ACCOUNT 3
                                                      ---------        ---------          ---------
BANK                                                Wells Fargo      Bank of America    Citibank
                                                    --------------   ----------------   --------------
ACCOUNT TYPE                                        General          General            General
                                                    --------------   ----------------   --------------
ACCOUNT NO.                                         0114-458243      18153-00477        45340826
                                                    --------------   ----------------   --------------
ACCOUNT PURPOSE                                     Operations       None               None
                                                    --------------   ----------------   --------------
BALANCE, END OF MONTH                                     $19,425                 $0               $0
                                                    --------------   ----------------   --------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                      $19,425
                                                    --------------
                                                    --------------


(1)  Excluding bank transfers between your accounts.

     Effective 1/1/95

TAL WIRELESS NETWORKS, INC.
CASE NO. 97-58435-MM



On January 14, 1998 a $5000 payment was made as a retainer to Gray Cary Ware & Freidenrich (GCWF). GCWF represents the Unsecured Creditors Committee. On February 12, 1998 GCWF filed a Motion for Order Authorizing and Approving Payment of Post-Petition Retainer to Counsel for Official Committee of Unsecured Creditors.